SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) December 15, 2003
                                                 ----------------------


                              PEOPLES BANCORP INC.
         --------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


                                     0-16772
                    ----------------------------------------
                             Commission File Number


                                      Ohio
                ------------------------------------------------
                 (State or other jurisdiction of incorporation)


                                   31-0987416
                    -----------------------------------------
                     (I.R.S. Employer Identification Number)


             138 Putnam Street
               P.O. Box 738,
               Marietta, Ohio                         45750
--------------------------------------------   ----------------------
  (Address of principal executive office)           (Zip Code)


Registrant's telephone number, including area code: (740) 373-3155
                                                    --------------


                                 Not applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

                           Index to Exhibits on Page 3


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Item 1.  Changes in Control of Registrant
         Not applicable.

Item 2.  Acquisition or Disposition of Assets
         Not applicable.

Item 3.  Bankruptcy or Receivership
         Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant
         Not applicable.

Item 5.  Other Events and Regulation FD Disclosure
         Peoples Bancorp Inc. (Nasdaq: PEBO) committed to prepay $63 million of Federal Home Loan Bank (FHLB) convertible fixed rate borrowings. The release is included herwith as Exhibit 99.

Item 6.  Resignations of Registrant's Directors
         Not applicable.

Item 7.  Financial Statements and Exhibits
         (a) None required
         (b) None required
         (c) Exhibits


  EXHIBIT NUMBER         DESCRIPTION
-------------------      ---------------------------------------
      99                 News Release issued December 15, 2003

 Item 8. Change in Fiscal Year
         Not applicable.

 Item 9. Regulation FD Disclosure
         Not applicable.

Item 10. Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics
         Not applicable.

Item 11. Temporary Suspension of Trading Under Registrant's Employee Benefits
         Plan
         Not applicable.

Item 12. Results of Operations and Financial Condition
         Not applicable.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



DATE:  December 15, 2003            PEOPLES BANCORP INC.
                                    ----------------------------------------
                                    Registrant



                           By: /s/  ROBERT E. EVANS
                                    ----------------------------------------
                                    Robert E. Evans
                                    President and Chief Executive Officer



                                INDEX TO EXHIBITS

  EXHIBIT NUMBER         DESCRIPTION
-------------------      ---------------------------------------
      99                 News Release issued December 15, 2003